UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Primera Boulevard, Suite 3130
Lake Mary, Florida 32746
(Address of principal executive offices)(Zip Code)

(321) 363-5100
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2009, our board of directors appointed David H. Goebel, Jr. to serve as Chief Operating Officer.  Mr. Goebel will report to Cary J. Claiborne, our President, Chief Executive Officer and Chief Financial Officer.

Since September 2007, Mr. Goebel, 49, has served as Vice President of Global Sourcing and Supply Chain. Mr. Goebel previously worked at MeadWestvaco, a packaging solutions and products company, as the acting Vice President of Supply Chain/Director of Customer Service. He was responsible for redesigning the corporate order-to-cash processes, strategizing organizational and process changes in capacity planning, demand forecasting, inventory management/ operations, logistics/distribution, and customer service. Additionally, for nearly 20 years, Mr. Goebel worked at ExxonMobil and its predecessor, Mobil Corporation, in many different leadership capacities including manufacturing, engineering, supply chain, operations, marketing, and sales.  Mr. Goebel holds a bachelor of science degree in microbiology from University of Minnesota along with graduate studies at both the University of Texas at Dallas and Northeastern University.

Item 7.01 Regulation FD Disclosure.

We intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts. A copy of the presentation is attached hereto as Exhibit 99.1.  The slides are also available on our web site at www.newgenerationbiofuels.com.

The information in this Item 7.01 and the exhibit attached hereto will no longer be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of  1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, once superseded by more up to date materials on our web site, except as may be expressly set  forth by specific reference in such filing.

Item 8.01 Other Events.

Proxy Statement

We are updating the compensation and equity disclosure below to correct certain inadvertent errors in reporting certain amounts in our proxy statement dated April 27, 2009 (the “Proxy Statement”). The errors appeared in the Securities Authorized For Issuance Under Equity Compensation Plans Table, the Summary Compensation Table, the Outstanding Equity Awards At Fiscal Year-End Table and the Director Compensation Table. Although these corrections do not affect our audited financial statements for the year ended December 31, 2008, since this information is incorporated into our Annual Report on Form 10-K for the year ended December 31, 2008, we are disclosing the corrected Tables below, to ensure that investors have accurate information.

Securities Authorized For Issuance Under Equity Compensation Plans

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,931,689	(1)	$ 4.01	698,822

Equity compensation plans not approved by security holders	6,225,600	(2)	$ 3.30	N/A

Total	8,157,289		$ 3.47	698,822

(1)
Consists of, as of December 31, 2008: (i) an aggregate of 328,660 presently exercisable and 580,000 presently unexercisable options issued to our named executive officers and directors under individual written option agreements, (ii) an aggregate of 342,500 presently exercisable and 620,529 presently unexercisable options issued to our employees under individual written option agreements, and (iii) an aggregate of 60,000 presently exercisable non-employee options issued to consultants of the Company.

(2)
Consists of, as of December 31, 2008: (i) an aggregate of 3,167,711 presently exercisable and 600,000 presently unexercisable options issued to our named executive officers and directors under individual written employment and/or option agreements, (ii), an aggregate of 735,000 presently exercisable and 191,889 presently unexercisable employee options issued to our employees under individual written option agreements and (iii) an aggregate of 81,000 presently exercisable and 1,450,000 presently unexercisable non-employee  options issued to consultants of the Company.

Summary Compensation Table

The following table presents information concerning compensation for each of our named executive officers for services in all capacities during the years indicated:

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	Total ($)

David A. Gillespie (3)	2008	240,000	–	304,140	80,313	624,453
Former President & Chief Executive Officer	2007	240,000	–	428,032	120,000	788,032

Lee S. Rosen	2008	180,000	–	–	–	180,000
Chairman of the Board	2007	180,000	–	–	120,000	300,000

Cary Claiborne (3)	2008	225,000	28,982	449,358	75,294	778,634
President, Chief Executive Officer and Chief Financial Officer	2007	18,750	25,000	560,124	4,204	608,078

(1)
Reflects the dollar amount that was recognized in each respective fiscal year for financial statement reporting purposes under SFAS 123(R) with respect to restricted stock and stock option awards granted to our Named Executive Officers. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based conditions.

(2)	Represents the cash bonuses earned by each Named Executive Officer in each respective year.

(3)
Mr. Gillespie resigned as President, Chief Executive Officer and Director, effective March 16, 2009.  The Board of Directors has appointed Mr. Claiborne as President, Chief Executive Officer and Director and he has retained his role as Chief Financial Officer.

Outstanding Equity Awards At Fiscal Year-End Table

	Option Awards				Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
David A. Gillespie (3) President & Chief Executive Officer	1,267,711	600,000 (4)	$1.50	10/18/2016	37,500	37,500

Lee S. Rosen Chairman of the Board	1,500,000	-	$1.50	9/15/2016	-	-

Cary J. Claiborne (3) President, Chief Executive Officer & Chief Financial Officer	328,660	380,000 (5)	$4.00	12/01/2017	2,986	2,986

(1)	For both Messrs. Gillespie and Claiborne, the number of unvested restricted stock award, vests equally in May 2010 and 2011.

(2)	Market value based on $1.00, the closing price of our common stock on the Nasdaq Capital Market on December 31, 2008.

(3)
Mr. Gillespie resigned as President, Chief Executive Officer and Director, effective March 16, 2009.  The Board of Directors has appointed Mr. Claiborne as President, Chief Executive Officer and Director and he has retained his role as Chief Financial Officer.

(4)
Of the 600,000 options to purchase common stock, 200,000 are time based options and 400,000 are performance based options. The 200,000 time based options vest on October 18, 2009.  The 400,000 performance based options vest contingent upon the achievement of certain financial targets determined at the end of December 31, 2009. Pursuant to the Separation Agreement entered into on March 24, 2009, the Company deemed 67% of Mr. Gillespie’s 400,000 performance-based options for 2008 vested.

(5)
Of the 380,000 options to purchase common stock, 130,000 are time based options and 250,000 are performance based options.  The 130,000 time based options vest equally in December 2009 and 2010.  The 250,000 performance based options vest, equally, contingent upon the achievement of certain financial targets determined at the end of December 31, 2009 and December 31, 2010.

Director Compensation

The following table summarizes the compensation earned by our non-executive directors for their service as members of the Board of Directors during 2008.

Name and Principal Position	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Phillip E. Pearce	25,917	76,001	101,918
John Mack	28,000	76,001	104,001
James Sheppard, Jr.	21,167	228,778	249,945
Steven Gilliland	21,333	228,838	250,171

(1)	Includes annual retainers for board and committee membership earned but not paid as of December 31, 2008.

(2)	Represents the dollar amount recognized for financial statement purposes with respect to fiscal year 2008 in accordance with FAS 123R.

(3)
Includes options to purchase 50,000 shares of our common stock at $4.25 per share, which vests equally in August 2009, August 2010 and August 2011, provided that they are still serving as directors at such time.

Risk Factors

We are also updating the risk factors that were included in our Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the three months ended March 31, 2009. We encourage any investor to carefully consider the risks described in those documents, as updated by the following information, therein before investing in our securities.

If we do not meet Nasdaq requirements for continued listing, our common stock may be delisted which could negatively impact our stock’s liquidity.

Under Nasdaq listing rules, our common stock could be delisted from Nasdaq if we do not meet certain standards regarding our financial condition and operating results (including, among other factors, maintaining adequate stockholders’ equity, minimum $1.00 bid price and market capitalization), the distribution of our publicly held securities and compliance with Nasdaq listing agreements and SEC rules and regulations.  For example, Nasdaq requires a minimum stockholders’ equity of $2.5 million.  We received a communication from Nasdaq when we reported in March 2009 that our stockholders’ equity equaled $2.1 million at December 31, 2008.  We have since received a letter from Nasdaq stating that we had regained compliance with Nasdaq rules.  In the future, however, due to factors such as loses from operations and the volatility of our stock price, we may not be able to meet the listing maintenance requirements of the Nasdaq Capital Market and Nasdaq listing requirements. If we are unable to satisfy the Nasdaq criteria for maintaining listing, our common stock be subject to delisting.  Trading, if any, of our securities would thereafter be conducted in the over-the-counter market, in the so-called “pink sheets” or on the OTC Bulletin Board.  As a consequence of any such delisting, our shareholders would likely find it more difficult to dispose of, or to obtain accurate quotations as to the prices of our common stock.

We are subject to Sarbanes-Oxley requirements and also have to correct internal control weaknesses, and in particular may need to retain additional support in the accounting area.

As a public company, we have significant requirements for enhanced financial reporting and internal accounting controls.  Among other regulatory requirements, we are required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of our internal controls over financial reporting and will need a report by our independent registered public accounting firm addressing our internal control over financial reporting.  We cannot assure you that we will be able to comply with regulatory requirements in the timeframes and in the manner required by applicable regulations, and our failure to do so could cause us to fail to meet our reporting obligations, subject us to regulatory scrutiny and sanction, and cause investors to lose confidence in our reported financial information.

In addition, we are aware that following the resignation of our prior chief executive officer and promotion of our chief financial officer Cary J. Claiborne to serve as chief executive officer, we may need additional accounting support, although this issue has been at least partially addressed by the promotion of David Goebel to Chief Operating Officer to handle some of the operational matters previously performed by Mr. Claiborne.

Recent Developments

Significant recent developments since the filing of our Quarterly Report on Form 10-Q for the Quarter ended March 31, 2009 include the following:

•	In July 2009, we received a firm purchase order to supply Fenix Energy USA, LLC with a minimum of 750,000 gallons of our biofuel per month for 12 months from our Baltimore processing plant.

•
In July 2009, we entered into a sales contract with Chaney Enterprises L.P. which will initially provide renewable biofuel for their Infern-O-Therm hot water boilers that will replace the standard #2 fuel oil that they currently use.  This is our initial contract in the concrete and aggregate market segment.

•
In July 2009, we announced that Cleaver-Brooks, a manufacturer of industrial and commercial boilers, had successfully conducted a series of test burns of our biofuel in an NTI Ultra Low NOx burner.  The tests verified our biofuel as a compatible fuel source for Cleaver-Brooks boilers.

•	In July 2009, our board of directors promoted David H. Goebel, Jr., our Vice President, Global Sourcing and Supply Chain, to the position of Chief Operating Officer.

•
In June 2009, we signed a Letter of Intent with Instituto Costarricense de Electricidad (ICE), an Autonomous Institution of the Government of Costa Rica, under which ICE will evaluate our biofuels, with the stated goal of potentially licensing our technology and constructing our own biofuel production plants employing our process in Costa Rica for use in its electric generation plants.

•
In May 2009, we entered into a contract with the City of Baltimore, Maryland to provide our renewable biofuel for an evaluation program for boiler applications in the heart of Baltimore.  We believe this is the first time the City of Baltimore has evaluated a non fossil fuel in its industrial boilers.

•
In May 2009, we entered into a sales contract with Baltimore-based Seaboard Asphalt Products Company and into a distributor and sales contract with the Tri Gas and Oil Co Inc. to market and distribute NGB biofuel.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 17, 2009	/s/ Cary J. Claiborne
Name: Cary J. Claiborne Title: President, Chief Executive Officer and Chief Financial Officer